Exhibit 10.73

Memorandum on Amendment to PayPay Money Payment Facilitator Agreement

PayPay Corporation (“PP”) and Yahoo Japan Corporation (the “Payment Facilitator”; together with PP, the “Parties”) hereby enter into this Memorandum on Amendment to PayPay Money Payment Facilitator Agreement regarding the PayPay Money Payment Facilitator Agreement (Yahoo Administration No.: YJ18-10052756; the “Original Agreement”) dated January 1, 2019 between the Parties as follows. Unless otherwise specifically provided for in this Memorandum, the terms used in this Memorandum have the same meanings as defined in the Original Agreement.

Article 1  Addition of Exhibit 6

The Parties agree to add the PayPay Merchant Terms (Online Settlement) attached as Exhibit 6 to this Memorandum to the Original Agreement as Exhibit thereto.

Article 2  Amendment to Article 12 of the Original Agreement

The Parties agree to amend Article 12, Paragraph 2 of the Original Agreement as follows. Amendments are indicated with underlines in the “(After amendment).”

(Before amendment)

Article 12 Merchant Fees; Costs

2.

The payment of the merchant fee referred to in the preceding paragraph shall be conducted at the time when PP makes such payment to the Payment Facilitator by deducting the merchant fee from the charges for Goods, Etc. PP pays to the Payment Facilitator pursuant to the Merchant Agreements, including this Agreement, and the Merchant Terms.

(After amendment)

Article 12 Merchant Fees; Costs

2.

The payment of the merchant fee referred to in the preceding paragraph shall be the same as the Settlement System Use Fee as set out in the Merchant Terms and conducted at the time when PP makes such payment to the Payment Facilitator by deducting the merchant fee from the charges for Goods, Etc. PP pays to the Payment Facilitator pursuant to the Merchant Agreements, including this Agreement, and the Merchant Terms.

Article 3  Amendment to Article 26 of the Original Agreement

The Parties agree to amend Article 26, Paragraph 2 of the Original Agreement as follows. Amendments are indicated with underlines in the “(After amendment).”

(Before amendment)

Article 26	Amendment to Agreement Terms and Conditions; Application of Rider of Use of API

2.

The Parties confirm that the Rider of Use of API for PayPay Online Settlement attached as Exhibit 4 to this Agreement and the Terms of Use of PayPay for Business (Online Settlement) attached as Exhibit 5 to this Agreement will apply to the Parties (in Exhibit 4, and the “Merchant” means the Payment Facilitator, and in Exhibit 5, the “Operator” means the Payment Facilitator.).

(After amendment)

Article 26	Changes to Agreement Terms and Conditions; Application of Special Terms of Use of API

2.

The Parties confirm that the Special Terms of Use of API for PayPay Online Settlement attached as Exhibit 4 to this Agreement and the Terms of Use, the Terms of Use of PayPay for Business (Online Settlement) attached as Exhibit 5 to this Agreement, and the PayPay Merchant Terms (Online Settlement) attached as Exhibit 6 to this Agreement will apply to the Parties (in Exhibit 4 and Exhibit 6, and the “Merchant” means the Payment Facilitator, and in Exhibit 5, the “Operator” means the Payment Facilitator.).

Article 4  Supplement to Agreement

The provisions of the Original Agreement other than those amended by this Memorandum shall apply in full force.

Article 5  Term

This Memorandum shall take effect as of April 6, 2021 and remain in effect until the termination date of the Original Agreement.

In witness whereof, the Parties shall affix their electronic signatures to a PDF file of this Memorandum and each party shall retain the relevant data or a copy thereof, or if this Memorandum is executed in writing, this Memorandum is prepared in duplicate, and each party shall affix its name and seal hereto and retain one original.

April 5, 2021

PayPay:	1-3 Kioicho, Chiyoda-ku, Tokyo

PayPay Corporation

Ichiro Nakayama, Representative Director [seal]

Payment Facilitator:	1-3 Kioicho, Chiyoda-ku, Tokyo

Yahoo Japan Corporation

Kentaro Kawabe, President & CEO [seal]

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